                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              The Chile Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                              THE CHILE FUND, INC.
                            THE INDONESIA FUND, INC.
                      THE LATIN AMERICA EQUITY FUND, INC.
                    THE LATIN AMERICA INVESTMENT FUND, INC.
                            THE PORTUGAL FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------


                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                     TO BE HELD ON TUESDAY, APRIL 23, 1996

                               -----------------

TO THE SHAREHOLDERS:


    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of the funds listed above (each a "Fund" and collectively, the "Funds") will be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022, on Tuesday, April 23, 1996 commencing at the following times:



The Indonesia Fund, Inc. ("IF")..................................  10:00 a.m.
The Chile Fund, Inc. ("CH")......................................  10:30 a.m.
The Latin America Equity Fund, Inc. ("LAQ")......................  11:00 a.m.
The Latin America Investment Fund, Inc. ("LAM")..................  11:30 a.m.
The Portugal Fund, Inc. ("PGF")..................................  12:00 p.m.



    The meetings are being held to consider and vote on the following matters for each Fund as indicated in the table below and described under the corresponding numbers in the accompanying joint proxy statement (the "Joint
Proxy Statement") and such other matters as may properly come before the meetings or any adjournments thereof:



                                                          IF
                     PROPOSALS                    CH       -      LAQ     LAM     PGF
      ----------------------------------------   -----           -----   -----   -----
  1.  Election of Directors                         X       X       X       X       X
  2.  Ratification of Coopers & Lybrand L.L.P.
       as independent public accountants            X       X       X       X       X



    The close of business on February 28, 1996 has been fixed as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the meetings.



    This notice and related proxy material are first being mailed on or about February 29, 1996.



                                          By order of each Board of Directors,



                                                 /s/ Michael A. Pignataro

                                                   MICHAEL A. PIGNATARO
                                              SECRETARY (CH, LAQ, LAM, PGF)
                                                 ASSISTANT SECRETARY (IF)

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR STOCK TO BE VOTED, PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.


Dated: February 29, 1996
New York, New York

                 (This page has been left blank intentionally.)

                              THE CHILE FUND, INC.
                            THE INDONESIA FUND, INC.
                      THE LATIN AMERICA EQUITY FUND, INC.
                    THE LATIN AMERICA INVESTMENT FUND, INC.
                            THE PORTUGAL FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------


                         JOINT PROXY STATEMENT FOR THE
                        ANNUAL MEETINGS OF SHAREHOLDERS
                           ON TUESDAY, APRIL 23, 1996

                               -----------------


    This Joint Proxy Statement is furnished in connection with a solicitation of proxies by the Boards of Directors (each a "Board" and collectively, the "Boards") of the Funds for use at the Annual Meetings of Shareholders to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 on Tuesday, April 23, 1996 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and a proxy card or cards (the "Proxy") accompany this Joint Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, BEA
Associates ("BEA"), the investment adviser to the Funds, Bear Stearns Funds Management Inc., U.S. administrator of the Funds (the "U.S. Administrator"), or MacKenzie Partners Inc. ("MacKenzie"), a proxy solicitation firm that has been retained by each of the Funds and which will receive a fee of approximately $3,000 per Fund and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Joint Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment of MacKenzie for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Funds. This Joint Proxy Statement is expected to be mailed to shareholders on or about February 29, 1996.



    The principal executive office of BEA is One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The U.S. Administrator has its principal executive office at 245 Park Avenue, 15th Floor, New York, New York 10167. Salomon Brothers Asset Management Inc ("SBAM"), located at 7 World Trade Center, New York, New York 10048, serves as investment adviser to LAM with respect to investments in external debt obligations issued or guaranteed by Latin American governments or governmental entities. Celfin Servicios Financieros Limitada (formerly Celfin Agente de Valores Limitada) ("Celfin"), located at Apoquindo 3721, Piso 19, Santiago, Chile, serves as Chilean investment sub-adviser and Chilean sub-administrator to CH, LAQ and LAM.

    The Funds' Annual Reports containing audited financial statements for the fiscal year ended December 31, 1995 are concurrently being furnished to the shareholders of the respective Funds. The reports are not to be regarded as proxy-soliciting material.


    If the enclosed Proxy is properly executed and returned in time to be voted at the Meetings, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director and FOR Proposal 2 stated in the accompanying Notice of Annual Meetings. Any shareholder giving a Proxy has the right to attend a Meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by a Fund prior to the time it is voted.

    In the event that a quorum is present at a Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those Proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in the Joint Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at a Meeting. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at a Meeting in person or by proxy while Proposal 2 requires for approval the vote of a majority of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposals.


    Each Fund has one class of shares of capital stock, par value $.001 per share (the "Shares"). On the record date, February 28, 1996, the following number of Shares of each Fund were issued and outstanding:



CH........................................  14,018,673 Shares
IF........................................  4,608,989  Shares
LAQ.......................................  8,597,398  Shares
LAM.......................................  7,859,999  Shares
PGF.......................................  5,302,545  Shares



    This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own Shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the Fund's Meeting and fractional Shares are entitled to proportionate shares of one vote. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record Shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxies for the Funds in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns Shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy for each Fund in which such shareholder is a beneficial owner. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Therefore, it is essential that shareholders complete, date, sign and return EACH enclosed Proxy.


    In order that your Shares may be represented, you are requested to:
    --indicate your instructions on the Proxy or Proxies;
    --date and sign the Proxy or Proxies;
    --mail the Proxy or Proxies promptly in the enclosed envelope;

    -- allow sufficient time for the Proxy or Proxies to be received on or before the commencement of the Meetings on April 23, 1996.


                       PROPOSAL 1: ELECTION OF DIRECTORS


    The first proposal to be submitted at the Meetings will be the election of directors of the Funds. Unless otherwise described below, each nominee is a current director whose term expires on the date of the Meetings and, if elected, will serve until the 1999 annual meetings of the Funds and hold office for a term of three years and until his successor is elected and qualified. Each Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.


    The following identifies the nominees for election to the Boards of the Funds. Information with respect to such nominees are set forth further below.


CH:        Enrique R. Arzac (one-year term)      LAM:       Enrique R. Arzac (one-year term)
           Emilio Bassini (three-year term)                 James J. Cattano (three-year term)
           James J. Cattano (three-year term)               Michael Hyland (three-year term)

IF:        Peter J. Kaplan (three-year term)     PGF:       Enrique R. Arzac (one-year term)
                                                            Emilio Bassini (three-year term)
                                                            James J. Cattano (three-year term)
LAQ:       Enrique R. Arzac (one-year term)
           Peter A. Gordon (three-year term)
           Daniel Sigg (three-year term)
           Martin M. Torino (three-year term)
           Richard Watt (one-year term)



    On August 15, 1995, Mr. Richard Watt was elected by the Board of Directors of LAQ to fill the vacancy resulting from Mr. Piers Playfair's resignation from the Board. On February 13, 1996, the Board of Directors increased the size of the Boards of CH, LAQ, LAM and PGF to 6, 8, 8 and 6, respectively, and Dr. Enrique R. Arzac was elected to fill each newly created vacancy. The election of Messrs. Arzac and Watt is now being submitted to the Funds' shareholders for their approval. Each of Messrs. Arzac and Watt, if elected, will serve until the 1997 annual meetings of the respective Funds and until his successor is duly elected and qualified.

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Joint Proxy Statement. Each nominee or director who is deemed an "interested person" of a Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk in the table below. Messrs. Bassini, Sigg and Watt are interested persons of the Funds by virtue of their positions as directors and/or officers of BEA and Mr. Hyland is an interested person of LAM by virtue of his position as President of SBAM and managing director of Salomon Brothers Inc. SBAM is a wholly owned subsidiary of Salomon Brothers Inc.



    The following table sets forth certain information regarding the nominees for election to the Boards of the Funds, the directors of the Funds and the officers and directors of the Funds as a group. Except as noted to the contrary, each of the nominees, the directors and the officers of the Funds has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the officers and directors of each Fund as a group owns less than one percent of the outstanding Shares of the Fund.

                                   SHARES                                    LENGTH OF SERVICE
                                BENEFICIALLY        CURRENT PRINCIPAL         AS DIRECTOR AND      MEMBERSHIP ON BOARDS
                                  OWNED ON             OCCUPATION           TERM OF MEMBERSHIP     OF OTHER REGISTERED
                                FEBRUARY 28,    AND PRINCIPAL EMPLOYMENT       ON BOARDS OF      INVESTMENT COMPANIES AND
         NAME (AGE)                 1996       DURING THE PAST FIVE YEARS        THE FUNDS       PUBLICLY HELD COMPANIES
-----------------------------  --------------  ---------------------------  -------------------  ------------------------

Dr. Enrique R. Arzac (54) .       CH:    200   Professor of Finance and     CH: since 1996;      Director of six other
  Columbia University             LAQ:   200   Director of the Financial    current term ends    BEA-advised investment
  Graduate School of Busi-         LAM:  200   Management Program,          at the 1996 annual   companies; Director of
  ness                            PGF:   200   Graduate School of Busi-     meeting.             The Adam Express
  New York, NY 10027                           ness, Columbia University    LAQ: since 1996;     Company.
                                               (1971-present)               current term ends
                                                                            at the 1996 annual
                                                                            meeting.
                                                                            LAM: since 1996;
                                                                            current term ends
                                                                            at the 1996 annual
                                                                            meeting.
                                                                            PGF: since 1996;
                                                                            current term ends
                                                                            at the 1996 annual
                                                                            meeting.

Emilio Bassini* (45) ........     CH: 12,332+  Managing Principal of Bas-   CH: since 1989;      Director of four other
  153 East 53rd Street            LAQ: 3,600   sini, Playfair + Associates  current term ends    BEA-advised investment
  New York, NY 10022              LAM: 4,076++ LLC (12/95-present); Mem-    at the 1996 annual   companies.
                                  PGF:   150   ber of the Executive Com-    meeting
                                               mittee, Chief Financial Of-  LAQ: since 1991;
                                               ficer and Executive Direc-   current term ends
                                               tor of BEA (1984-present).   at the 1998 annual
                                                                            meeting
                                                                            LAM: since 1990;
                                                                            current term ends
                                                                            at the 1997 annual
                                                                            meeting
                                                                            PGF: since 1989;
                                                                            current term ends
                                                                            at the 1996 annual
                                                                            meeting

                                   SHARES                                    LENGTH OF SERVICE
                                BENEFICIALLY        CURRENT PRINCIPAL         AS DIRECTOR AND      MEMBERSHIP ON BOARDS
                                  OWNED ON             OCCUPATION           TERM OF MEMBERSHIP     OF OTHER REGISTERED
                                FEBRUARY 28,    AND PRINCIPAL EMPLOYMENT       ON BOARDS OF      INVESTMENT COMPANIES AND
         NAME (AGE)                 1996       DURING THE PAST FIVE YEARS        THE FUNDS       PUBLICLY HELD COMPANIES
-----------------------------  --------------  ---------------------------  -------------------  ------------------------

James J. Cattano (52) .......     CH:    128   President, Atlantic Fertil-  CH: since 1989;      Director of three other
  80 Field Point Road             LAQ:   533   izer & Chemical Company (an  current term ends    BEA-advised investment
  Greenwich, CT 06830              LAM:   --   international trading        at the 1996 annual   companies.
                                  PGF:    --   company specializing in the  meeting
                                               sale of agricultural         LAQ: since 1991;
                                               commodities in Latin         current term ends
                                               American markets)            at the 1998 annual
                                               (10/91-present); President,  meeting
                                               Diamond Fertiliser &         LAM: since 1990;
                                               Chemical Corporation, a      current term ends
                                               subsidiary of Norsk Hydro    at the 1996 annual
                                               A.S. (a Norwegian agricul-   meeting PGF: since
                                               ture, oil and gas, light     1989; current term
                                               metals and petrochemical     ends at the 1996
                                               company) (1/84-10/91).       annual meeting

Richard H. Francis (63) .....   IF:    1,000   Currently retired; Execu-    IF: since 1990;      Director of two other
  c/o BEA Associates                           tive Vice President and      current term ends    BEA-advised investment
  153 East 53rd Street                         Chief Financial Officer of   at the 1998 annual   companies.
  New York, NY 10022                           Pan Am Corporation and Pan   meeting
                                               American World Airways,
                                               Inc. (1988-1991).

Peter A. Gordon (53) ........     LAQ:    --   General Partner of Ethos     LAQ: since 1994;     Director of TCS Fund,
  152 West 57th Street             LAM:   --   Capital Management;          current term ends    Inc.; Director of four
  New York, NY 10019                           Managing Director at Sal-    at the 1996 annual   other BEA-advised in-
                                               omon Brothers Inc            meeting              vestment companies.
                                               (1981-6/92).                 LAM: since 1994;
                                                                            current term ends
                                                                            at the 1998 annual
                                                                            meeting

Michael Hyland* (50) ........      LAM:   --   President and Director of    LAM: since 1992;     Director of 13 other
  7 World Trade Center                         SBAM and Managing Di-        current term ends    SBAM-advised investment
  New York, NY 10048                           rector, Salomon Brothers     at the 1996 annual   companies.
                                               Inc (1989-present).          meeting

Jose Luis Ibanez S.M.             CH:     --   Self-employed in the de-     CH: since 1989;      Director of
  (46) ......................                  velopment and management of  current term ends    CORPORA S.A.
  Av. El Bosque 0107                           various business projects    at the 1997 annual
  Santiago, Chile                              (7/94-present); Director     meeting
                                               and President of Ladeco
                                               S.A. (airline) (1987-7/94);
                                               Executive Vice President.

Peter J. Kaplan (53) ........    IF:      --+++ President of National Me-   IF: since 1990;                 --
  1790 Broadway                                dia Group, Inc. (sports      current term ends
  New York, NY 10019                           marketing and management     at the 1996 annual
                                               company).                    meeting

                                   SHARES                                    LENGTH OF SERVICE
                                BENEFICIALLY        CURRENT PRINCIPAL         AS DIRECTOR AND      MEMBERSHIP ON BOARDS
                                  OWNED ON             OCCUPATION           TERM OF MEMBERSHIP     OF OTHER REGISTERED
                                FEBRUARY 28,    AND PRINCIPAL EMPLOYMENT       ON BOARDS OF      INVESTMENT COMPANIES AND
         NAME (AGE)                 1996       DURING THE PAST FIVE YEARS        THE FUNDS       PUBLICLY HELD COMPANIES
-----------------------------  --------------  ---------------------------  -------------------  ------------------------

George W. Landau (76) .......     CH:  1,284   Chairman of the Latin        CH: since 1989;      Director of four other
  Two Grove Isle Drive            LAQ: 2,333   American Advisory Board of   current term ends    BEA-advised investment
  Coconut Grove, FL 33133          LAM:  444   the Coca-Cola Corporation    at the 1998 annual   companies;
                                               and Senior Advisor of        meeting              Director of Emigrant
                                               Coca-Cola International      LAQ: since 1991;     Savings Bank; Director
                                               (1988-present); President    current term ends    of GAM Funds, Inc.
                                               of the Americas Society and  at the 1997 annual
                                               Council of the Americas      meeting
                                               (7/85-10/93); United States  LAM: since 1990;
                                               Ambassador to Venezuela      current term ends
                                               (1982-1985); United States   at the 1997 annual
                                               Ambassador to Chile          meeting
                                               (1977-1982) and United
                                               States Ambassador to Para-
                                               guay (1972-1977).

Jonathan W. Lubell (66) .....     PGF:    --   Partner, Morrison Cohen      PGF: since 1989;     Director of one other
  750 Lexington Avenue                         Singer & Weinstein (a law    current term ends    BEA-advised investment
  New York, NY 10022                           firm) (2/89-present).        at the 1997 annual   company.
                                                                            meeting

C. Oscar Morong, Jr. (60) ...    IF:      --   Managing Director, Morong    IF: since 1990;      Chairman of the Board of
  c/o BEA Associates                           Capital Management           current term ends    the Landmark Family of
  153 East 53rd Street                         (1/93-present); Senior Vice  at the 1997 annual   Funds and director of
  New York, NY 10022                           President--Investments of    meeting              MAS Funds.
                                               TIAA--CREF (retired 1/93).

William W. Priest, Jr.*          IF:      --   Director, Co-Chairman--      IF: since 1990;                 --
  (54) ......................                  Executive Committee, Chief   current term ends
  153 East 53rd Street                         Executive Officer and        at the 1997 annual
  New York, NY 10022                           Executive Director of BEA.   meeting

Daniel Sigg* (40) ...........     CH:     --   Member of the Executive      CH: since 1994;      Director of six other
  153 East 53rd Street           IF:      --   Committee, Chief Financial   current term ends    BEA-advised investment
  New York, NY 10022              LAQ:    --   Officer and Executive Di-    at the 1998 annual   companies.
                                   LAM:   --   rector of BEA (1/91-pre-     meeting
                                  PGF:    --   sent); Member of the Exec-   IF: since 1994;
                                               utive Committee, Chief Fi-   current term ends
                                               nancial Officer and Execu-   at the 1998 annual
                                               tive Director of Credit      meeting
                                               Suisse Advisors Corpora-     LAQ: since 1994;
                                               tion (12/95-present);        current term ends
                                               President of Credit Suisse   at the 1996 annual
                                               Capital Corporation          meeting
                                               (12/90-present); Vice        LAM: since 1994;
                                               President of Sales and       current term ends
                                               Marketing at Swiss American  at the 1998 annual
                                               Securities (1/87-12/90).     meeting
                                                                            PGF: since 1994;
                                                                            current term ends
                                                                            at the 1998 annual
                                                                            meeting

                                   SHARES                                    LENGTH OF SERVICE
                                BENEFICIALLY        CURRENT PRINCIPAL         AS DIRECTOR AND      MEMBERSHIP ON BOARDS
                                  OWNED ON             OCCUPATION           TERM OF MEMBERSHIP     OF OTHER REGISTERED
                                FEBRUARY 28,    AND PRINCIPAL EMPLOYMENT       ON BOARDS OF      INVESTMENT COMPANIES AND
         NAME (AGE)                 1996       DURING THE PAST FIVE YEARS        THE FUNDS       PUBLICLY HELD COMPANIES
-----------------------------  --------------  ---------------------------  -------------------  ------------------------

Martin M. Torino (46) .......     LAQ:    --   Executive Director of TAU    LAQ: since 1991;     Director of three other
  Reconquista 365, 9th Fl          LAM:   --   S.A. (a commodities trading  current term ends    BEA-advised investment
  Capital Federal 1003            PGF:    --   firm) (11/90-present);       at the 1996 annual   companies.
  Buenos Aires, Argentina                      President of DYAT S.A.       meeting
                                               (10/93-present); Vice        LAM: since 1990;
                                               President of Louis Dreyfus   current term ends
                                               Sugar Company, Inc. (a       at the 1998 annual
                                               commodities trading firm)    meeting
                                               (1984-1990).                 PGF: since 1989;
                                                                            current term ends
                                                                            at the 1998 annual
                                                                            meeting

Richard Watt* (37) ..........     LAQ:    --   Senior Vice President of     LAQ: Since 1995;     Director of three  other
  153 East 53rd Street                         BEA (8/95-present); Head of  current term ends    BEA-advised   investment
  New York, NY 10022                           Emerging Markets In-         at the 1996 annual   companies.
                                               vestments and Research at    meeting
                                               Gartmore Investment Limited
                                               (11/92-6/95); Director of
                                               Kleinwort Benson
                                               International Investment
                                               (5/87-10/92).

All directors and officers
  as a group

  CH (9):.................        14,044

  IF (9):.................         1,000

  LAQ (11):...............         6,666

  LAM (11):...............         5,173

  PGF (9):................           350


----------------

  + Includes 3,104 Shares of CH held by family members of Mr. Bassini.


 ++ Includes 3,730 Shares of LAM held by family members of Mr. Bassini.

+++ Excludes 1,000 Shares of IF held by Mr. Kaplan's spouse as to which he disclaims beneficial ownership.


    During the fiscal year ended December 31, 1995, each director who is not a director, officer, partner, co-partner or employee of BEA, SBAM, the U.S. Administrator, Celfin, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid by CH, IF, LAQ, LAM and PGF during the fiscal year 1995 to all such unaffiliated directors was $19,000, $20,500, $27,500, $27,500 and $20,000, respectively. During the fiscal year 1995, the Board of CH, IF, LAQ, LAM and PGF convened 5, 4, 8, 8, 4 times, respectively. Each director except Messrs. Hyland (LAM), Ibanez (CH), Lubell (PGF) and Watt (LAQ) attended at least seventy-five percent of the aggregate number of meetings of the Boards and any committees on which he served.

    The Funds' Audit Committees are composed of directors who are not interested persons of the Funds. Messrs. Arzac, Cattano, Ibanez and Landau are the members of the Audit Committee of CH; Messrs. Francis, Kaplan and Morong are the members of the Audit Committee of IF; Messrs. Arzac, Cattano, Gordon, Landau and Torino are the members of the Audit Committee of LAQ and LAM and Messrs. Arzac, Cattano, Lubell and Torino are the members of the Audit Committee of PGF. The Audit Committee of each of CH, IF, LAQ, LAM and PGF convened twice during the fiscal year 1995. The Audit Committee of a Fund advises the full Board with respect to accounting, auditing and financial matters affecting that Fund. Each Board performs the functions of a nominating committee. None of the Boards will consider nominees recommended by shareholders. None of the Funds has a compensation committee.



    Section 16(a) of the Securities Exchange Act of 1934 requires a Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a Fund's Shares to file reports of ownership with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, each Fund believes that for the fiscal year ended December 31, 1995, all filings applicable to such persons were complied with, except that an Initial Statement of Beneficial Ownership of Securities on Form 3 was filed late by each of the following individuals for the Funds indicated next to their respective names: Enrique Arzac (CH, LAQ, LAM, PGF) Stephen Swift (IF) and Richard Watt (LAM, LAQ), each a director, officer or employee of the Fund and/or BEA.



    The following table shows certain information about officers of the Funds other than Messrs. Bassini, Sigg and Watt, who are described above. Mr. Bassini is President and Chief Investment Officer of each of the Funds other than IF, of which he is President and Secretary. Mr. Sigg is Senior Vice President of each of the Funds. Mr. Watt is Senior Vice President and Investment Officer of CH, Executive Vice President and Investment Officer of LAQ and Vice President of LAM and was elected to his respective offices on August 15, 1995. Mr. Bassini has held his respective offices since the commencement of the Funds' operations. Mr. Sigg and Mr. Stamler have been Senior Vice Presidents of the Funds since 1993. Mr. Pignataro has served as Chief Financial Officer for CH and PGF since 1991 and Secretary for CH and PGF since 1989. He has held his respective positions with IF since 1990 and with the remaining Funds since their commencement of operations. Ms. Manney has been Vice President and Treasurer of the Funds since 1992. Mr. Swift was elected to his office on August 2, 1995.

    Each officer will hold office until a successor has been elected. All officers of the Funds are employees of and are compensated by BEA. The Funds have no bonus, profit sharing, pension or retirement plans.


                                         SHARES
                                      BENEFICIALLY                              CURRENT PRINCIPAL
                                        OWNED ON                                    OCCUPATION
                                      FEBRUARY 28,                           AND PRINCIPAL EMPLOYMENT
         NAME                AGE          1996        POSITION WITH FUNDS   DURING THE PAST FIVE YEARS
-----------------------      ---      -------------  ---------------------  --------------------------

Stephen Swift .........          50      IF:    --   Chief Investment       Managing Director of BEA
  153 East 53rd Street                                 Officer of IF        (6/95-present); Head of
  New York, NY 10022                                                        Global Equities at Credit
                                                                            Suisse Asset Management
                                                                            (10/91-5/95); Portfolio
                                                                            manager of CS Tiger Fund
                                                                            (10/91-present); Managing
                                                                            Director of Southeast
                                                                            Asian Equities at Wardley
                                                                            Investment Services (a
                                                                            subsidiary of Hong Kong
                                                                            and Shanghai Bank)
                                                                            (1/89-9/91).
Paul P. Stamler .......          35       CH:  100   Senior Vice President  Vice President of BEA
  153 East 53rd Street                   IF:    --     of CH, IF, LAQ, LAM  (6/93-present);
  New York, NY 10022                          LAQ:     and PGF              self-employed as a
                                          LAM: 100                          certified public
                                          PGF:  --                          accountant (4/92-5/93);
                                                                            Vice President of Bear,
                                                                            Stearns & Co. Inc.
                                                                            (6/88-3/92).
Michael A.                       36       CH:   --   Chief Financial        Vice President of BEA
  Pignataro ...........                  IF:    --   Officer and Secretary  (12/95-present); Assistant
  153 East 53rd Street                    LAQ:  --     of CH, LAQ, LAM and  Vice President and Chief
  New York, NY 10022                      LAM: 353     PGF; Chief           Administrative Officer for
                                          PGF:  --     Financial Officer    Investment Companies of
                                                       and Assistant        BEA (9/89-12/95).
                                                       Secretary of IF
Rachel D. Manney ......          28       CH:   --   Vice President and     Assistant Vice President
  153 East 53rd Street                   IF:    --     Treasurer of CH,     and Administrative Officer
  New York, NY 10022                      LAQ:  --     IF, LAQ, LAM and     for Investment Companies
                                           LAM: --     PGF                  of BEA (4/92-present);
                                          PGF:  --                          Senior Associate at
                                                                            Coopers & Lybrand
                                                                            (certified public ac-
                                                                            countant) (1989-1992).



    The following table shows certain compensation information for the directors of the Funds for the fiscal year ended December 31, 1995. None of the Funds' executive officers and directors who are also officers or directors of BEA, SBAM, the U.S. Administrator or Celfin received any compensation from the Funds for such period.

                                                        PENSION OR
                                                        RETIREMENT                          TOTAL
                                                         BENEFITS       ESTIMATED     COMPENSATION FROM     TOTAL NUMBER OF
                                                        ACCRUED AS       ANNUAL            FUND AND            BOARDS OF
                                         AGGREGATE        PART OF       BENEFITS         FUND COMPLEX         BEA-ADVISED
                                        COMPENSATION       FUND           UPON             PAID TO            INVESTMENT
          NAME OF DIRECTOR               FROM FUND       EXPENSES      RETIREMENT         DIRECTORS        COMPANIES SERVED
------------------------------------  ----------------  -----------  ---------------  ------------------  -------------------

James J. Cattano ...................      CH:  $7,000            0              0         $   49,000                   7
                                          LAQ: $7,000
                                          LAM: $7,000
                                          PGF: $7,000

Richard H. Francis .................     IF:   $7,000            0              0         $   10,000                   3

Peter A. Gordon ....................      LAQ: $6,500            0              0         $   39,000                   6
                                          LAM: $6,500

Jose Luis Ibanez S.M. ..............      CH:  $5,000            0              0         $    5,000                   1

Peter J. Kaplan ....................     IF:   $7,000            0              0         $    7,000                   1

George W. Landau ...................      CH:  $7,000            0              0         $   49,000                   7
                                          LAQ: $7,000
                                          LAM: $7,000

Jonathan W. Lubell .................      PGF: $6,000            0              0         $   12,000                   2

C. Oscar Morong, Jr. ...............     IF:   $6,500            0              0         $    6,500                   1

Martin M. Torino ...................      LAQ: $7,000            0              0         $   42,000                   6
                                          LAM: $7,000
                                          PGF: $7,000



    BEA and BEA Capital LLC, a company organized and controlled by Mr. Bassini and a former officer of BEA, have entered into a consulting agreement, dated as of December 12, 1995, pursuant to which BEA Capital LLC will provide consulting services to BEA with respect to private equity investments held by BEA clients for a fee of $2 million per annum payable by BEA. This consulting agreement is terminable by either party as of the last day of any calendar year commencing on December 31, 1996; provided, that if BEA terminates this agreement as of December 31, 1996, BEA is required to pay BEA Capital LLC an additional $2 million as a termination fee.


THE BOARDS OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS


    The second proposal to be submitted at the Meetings will be the ratification or rejection of the selection by the Boards of Coopers & Lybrand L.L.P. as independent public accountants of the Funds for the present fiscal year ending December 31, 1996. At a meeting held on February 13, 1996, the Boards of CH, LAQ,

LAM and PGF, including those directors who are not "interested persons" of the Funds, approved the selection of Coopers & Lybrand L.L.P. for the fiscal year ending December 31, 1996. At a meeting held on February 6, 1996, the Board of IF, including those directors who are not "interested persons" of IF, approved the selection of Coopers & Lybrand L.L.P. for the fiscal year ending December 31, 1996. Coopers & Lybrand L.L.P. has been independent public accountants for each of the Funds since commencement of operations of the respective Funds, and has informed each Fund that it has no material direct or indirect financial interest in that Fund. A representative of Coopers & Lybrand L.L.P. will be available by telephone at the Meetings and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.



THE BOARDS OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS.



               OTHER MATTERS WHICH MAY COME BEFORE THE MEETINGS;
                             SHAREHOLDER PROPOSALS



    The Boards are not aware of any other matters that will come before the Meetings. Should any other matter properly come before a Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.



    Notice is hereby given that for a shareholder proposal to be considered for inclusion in any Fund's proxy material relating to its 1997 annual meetings of shareholders, the shareholder proposal must be received by that Fund no later than November 1, 1996. A shareholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding Shares or Shares with a market value of $1,000 entitled to be voted at the meeting and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.



SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION
BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of any Fund because they possessed or shared voting or investment power with respect to the Shares of that Fund:


                                                                              NUMBER OF SHARES
                                                                                BENEFICIALLY      PERCENT OF
  FUND     NAME AND ADDRESS                                                         OWNED           SHARES
---------  -----------------------------------------------------------------  -----------------  -------------
IF          *Fiduciary Trust Company International .........................       400,000**            8.7%
                Two World Trade Center
                New York, NY 10048
IF          *United Nations Joint Staff Pension Fund .......................       400,000**            8.7%
                United Nations
                New York, NY 10017
CH          *Franklin Resources Inc. .......................................       990,436              7.1%
                777 Mariners Island Boulevard
                San Mateo, CA 94403


--------------

 *  As stated in a Schedule 13G filed with the SEC.

** Fiduciary Trust Company International shares voting and dispositive power with respect to 400,000 Shares with its client, the United Nations Joint Staff Pension Fund.



REPORTS TO SHAREHOLDERS



    The Funds send unaudited semi-annual and audited annual reports to their shareholders, including a list of investments held. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, UPON REQUEST TO THAT FUND AT ONE CITICORP CENTER, 153 EAST 53RD STREET, NEW YORK, NEW YORK 10022, TELEPHONE (1-800-293-1232). THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                                 THE CHILE FUND, INC.

                  --------------------------------------------------------------

                                               THE INDONESIA FUND, INC.

             -------------------------------------------------------------------

                                                  THE LATIN AMERICA
                                                  EQUITY FUND, INC.

                      ----------------------------------------------------------

                                                  THE LATIN AMERICA
                                                INVESTMENT FUND, INC.

                ----------------------------------------------------------------

                                               THE PORTUGAL FUND, INC.

             -------------------------------------------------------------------

                              THE CHILE FUND, INC.
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Emilio Bassini and Michael A. Pignataro as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Chile Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders on April 23, 1996, and at any adjournment thereof.
--------------------------------------------------------------------------------

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND
                               "FOR" PROPOSAL 2.
--------------------------------------------------------------------------------

PROPOSAL 1--ELECTION OF THE FOLLOWING NOMINEES AS                FOR nominees listed          WITHHOLD AUTHORITY
DIRECTORS:                                                    (except as marked to the     to vote for the nominees
                                                                   contrary below)
               Enrique R. Arzac (one-year term)
               Emilio Bassini (three-year term)                          / /                          / /
               James J. Cattano (three-year term)

(Instruction: To withhold authority for any individual, write the individual's name on the line provided below.)

--------------------------------------------------------------------------------

PROPOSAL  2--TO  RATIFY  THE  SELECTION  OF  COOPERS  &      FOR     AGAINST   ABSTAIN
LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE      / /       / /       / /
FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996:

     (CONTINUED--SIGNATURE REQUIRED ON THE REVERSE SIDE OF THIS PROXY CARD)

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please  give full title as such. If
                                             a corporation, please sign in  full
                                             corporate   name  by  president  or
                                             other  authorized  officer.  If   a
                                             partnership,    please    sign   in
                                             partnership  name   by   authorized
                                             person.
                                             Date: _____________________________
                                             ________________   ________________
                                             Signature          Print Name
                                             ________________   ________________
                                             Signature if held  Print Name
                                             jointly